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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                March 27, 2002



           NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)


  DISTRICT OF COLUMBIA                 L-7102                    52-0891669
  --------------------                 ------                    ----------
 (state or other juris-              (Commission              (I.R.S. Employer
diction of incorporation)            File Number)           (Identification No.)


WOODLAND PARK, 2201 COOPERATIVE WAY, HERNDON, VA                 20171-3025
------------------------------------------------                 ----------
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (703) 709-6700
                                                    --------------

         ------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

         1.1 The Amendment dated March 27, 2002 to the Agency Agreement dated June 8, 1999, as amended by the Amendments dated as of October 8, 1999, January 22, 2001, June 15, 2001 and January 15, 2002 between the Company and the Agents named therein, relating to the distribution of the Company's Medium-Term Notes, Series C, within the United States.

        10.1 Calculation Agent Agreement dated March 27, 2002 between the Company and Lehman Brothers Inc., as Calculation Agent.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                               FINANCE CORPORATION


                                            /s/ Steven L. Lilly
                                            -------------------------------
                                            Steven L. Lilly
                                            Senior Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)


Dated:  March 28, 2002